UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2019

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street,	Woodbridge,	New Jersey	07095
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:        (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	NFBK	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On December 23, 2019, Northfield Bancorp, Inc. (“Northfield Bancorp”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VSB Bancorp, Inc. (“VSB Bancorp”). Pursuant to the Merger Agreement, VSB Bancorp will merge with and into Northfield Bancorp, with Northfield Bancorp as the surviving entity. Immediately thereafter, Victory State Bank, the wholly owned subsidiary of VSB Bancorp, will merge with and into Northfield Bank, the wholly owned subsidiary of Northfield Bancorp, with Northfield Bank as the surviving entity.

Under the terms of the Merger Agreement, at the effective time of the merger, each share of VSB Bancorp common stock will be converted into the right to receive a number of shares of Northfield Bancorp equal to the quotient (rounded to the fourth decimal place) of $33.30 divided by the “Northfield Bancorp Average Stock Price” (as defined in the Merger Agreement), provided that if the Northfield Bancorp Average Stock Price is greater than $17.99, then the exchange ratio will be 1.8514, and if the Northfield Bancorp Average Stock Price is less than $16.27, then the exchange ratio will be 2.0463.

The transaction has been approved by the Board of Directors of each entity and is expected to close in the second quarter of 2020. Completion of the merger is subject to customary closing conditions, including the receipt of required regulatory approvals and the approval of VSB Bancorp’s shareholders.

The directors and executive officers of VSB Bancorp have agreed to vote their shares in favor of the approval of the Merger Agreement at the shareholders’ meeting to be held to vote on the proposed transaction. If the merger is not consummated under certain circumstances, VSB Bancorp has agreed to pay Northfield Bancorp a termination fee of $2.5 million.

The Merger Agreement also contains usual and customary representations and warranties that Northfield Bancorp and VSB Bancorp have made to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the contract between Northfield Bancorp and VSB Bancorp, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Northfield Bancorp and VSB Bancorp rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and that is incorporated herein by reference in its entirety. A copy of a press release dated December 23, 2019, announcing the merger is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure

A copy of an investor presentation containing additional information regarding the merger is included as Exhibit 99.2 to this Current Report on Form 8-K and is furnished herewith and shall not be deemed “filed” for any purpose.

Forward Looking Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Northfield Bancorp and VSB Bancorp, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Northfield Bancorp’s and VSB Bancorp’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Northfield Bancorp’s and VSB Bancorp’s management and are subject to business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Northfield Bancorp and VSB Bancorp may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of VSB Bancorp may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) difficulties associated with achieving expected future financial results; (10) competition from other financial services companies in Northfield Bancorp’s and VSB Bancorp’s markets; and (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Northfield Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov).

All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Northfield Bancorp or VSB Bancorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Northfield Bancorp and VSB Bancorp do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 23, 2019, by and between Northfield Bancorp, Inc. and VSB Bancorp, Inc. *
Exhibit 99.1	Press Release, dated December 23, 2019.
Exhibit 99.2	Investor Presentation

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: December 23, 2019	By:	/s/ William R. Jacobs
William R. Jacobs
Chief Financial Officer
(Principal Financial and Accounting Officer)